Exhibit 32
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as
adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     Each of the undersigned of Sovran Self Storage, Inc. (the “Company”) does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1)	The report on Form 10-K of the Company for the annual period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated:          February 28, 2008

/ S / Robert J. Attea

Robert J. Attea Chairman of the Board Chief Executive Officer

/ S / David L. Rogers

David L. Rogers Chief Financial Officer

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